TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Transamerica Aegon High Yield Bond VP

Effective as of January 6, 2020, the management fee schedule and sub-advisory fee schedule for the portfolio will be revised as described herein.

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MANAGEMENT FEES:

Effective as of January 6, 2020, the management fee schedule paid by the portfolio will be lowered as described below.

Transamerica Asset Management, Inc. (“TAM”) will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544%
In excess of $2 billion	0.52%

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted entirely and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Initial	Service
Management fees[1]	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.61%	0.86%

[1]	Management fees have been restated to reflect a reduction in management fees effective January 6, 2020.

The “Example” table included in the Prospectus and Summary Prospectus is deleted entirely and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$62	$195	$340	$762
Service Class	$88	$274	$477	$1,061

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica Aegon High Yield Bond VP: Effective January 6, 2020, the management fee is 0.554% of the first $1.25 billion; 0.544% over $1.25 billion up to $2 billion; and 0.52% in excess of $2 billion in average daily net assets. Prior to January 6, 2020, the management fee was 0.58% of the first $1.25 billion; 0.555% over $1.25 billion up to $2 billion; and 0.53% in excess of $2 billion in average daily net assets.

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SUB-ADVISORY FEES:

Effective as of January 6, 2020, the sub-advisory fee schedule paid by TAM to the portfolio’s sub-adviser will be lowered as described below.

The following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Aegon High Yield Bond VP	Aegon USA Investment Management, LLC(2)	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million

(2)

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica High Yield Bond and Transamerica Aegon High Yield Bond VP.

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Investors Should Retain this Supplement for Future Reference

December 9, 2019